SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

Encore Capital Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26489 (Commission File Number)	48-1090909 (I.R.S Employer (Identification No.)

5775 Roscoe Court
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Slide presentation given by Carl C. Gregory, III, President and Chief Executive Officer, at the Roth Capital Partners 16th Annual Growth Stock Conference on February 18, 2004 in Dana Point, California.

Item 9. Regulation FD Disclosure

          A copy of a slide presentation given by Carl C. Gregory, III, the Company’s President and Chief Executive Officer, at the Roth Capital Partners 16th Annual Growth Stock Conference on February 18, 2004 in Dana Point, California, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

          The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: February 19, 2004	By	/s/ Barry R. Barkley

Barry R. Barkley Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description

99.1	Slide presentation given by Carl C. Gregory, III, President and Chief Executive Officer, at the Roth Capital Partners 16th Annual Growth Stock Conference on February 18, 2004 in Dana Point, California.

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